UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   January 18, 2008
Greenville Federal Financial Corporation

(Exact name of registrant as specified in its charter)

United States	000-51668	20-3742295

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

690 Wagner Avenue, Greenville, Ohio	45331

(Address of principal executive offices)	(Zip Code)
937-548-4158

(Registrant’s telephone number, including area code)
No Change

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02.   Results of Operations and Financial Condition
On January 18, 2008, Greenville Federal Financial Corporation (the “Corporation”) issued a press release announcing the Corporation’s financial results for the second fiscal quarter ended December 31, 2007. A copy of the Corporation’s press release dated January 18, 2008, is attached to this Report as Exhibit 99 and incorporated herein by reference.
Section 8 — Other Events
Item 8.01.   Other Events
On January 18, 2008, the Corporation issued a press release announcing the declaration of a cash dividend of $0.07 per share of common stock to be paid on February 15, 2008, to stockholders of record on January 31, 2008. A copy of the Corporation’s press release dated January 18, 2008, is attached to this Report as Exhibit 99 and incorporated herein by reference.
Item 9.01.   Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description

99	Press Release dated January 18, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FEDERAL FINANCIAL CORPORATION
Date: January 18, 2008	By:	/s/ Susan J. Allread
Susan J. Allread
Vice President, CFO, Secretary and Treasurer